UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

WEBSENSE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2007, the Compensation Committee of the Board of Directors of Websense, Inc. (the “Company”) awarded discretionary cash bonuses to certain executive officers and other vice presidents of the Company.  The Company did not meet the financial targets for the first and second quarters of 2006 specified under its 2006 officer bonus plan, thus, the discretionary bonuses were awarded based upon the individual performance of such officers during 2006 and the Company’s operating performance during the third and fourth quarters of 2006.  The following table sets forth the 2006 bonuses awarded to the Company’s named executive officers:

Douglas C. Wride, Vice President and Chief Financial Officer	$78,246
Kian Saneii, Vice President, Websense and General Manager Websense Wireless	$20,948
Leo Cole, Vice President of Marketing	$19,478
Michael A. Newman, Vice President and General Counsel	$27,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: January 29, 2007	/s/ Douglas C. Wride
Douglas C. Wride
Chief Financial Officer (principal financial and accounting officer)